PIMCO Funds

Supplement dated July 28, 2017 to the

Asset Allocation Funds Prospectus, Equity-Related Strategy Funds Prospectus, International Bond Funds Prospectus, Real Return Strategy Funds Prospectus and Tax-Efficient Strategy Funds Prospectus, each dated July 28, 2017, each as supplemented from time to time (the “Prospectuses”);

and to the Statement of Additional Information dated July 28, 2017,

as supplemented from time to time (the “SAI”)

Disclosure Related to Class C Shares of the

PIMCO California Short Duration Municipal Income Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund (each, a “Fund” and together, the “Funds”)

The following changes to the Prospectuses and SAI were previously disclosed in a supplement dated May 19, 2017.

The Board of Trustees of PIMCO Funds (the “Trust”) has approved a Plan of Liquidation for Class C shares of the Funds pursuant to which Class C shares of each Fund will be liquidated (the “Liquidations”) on or about July 28, 2017 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Effective July 3, 2017, the Funds ceased selling Class C shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into Class C shares of a Fund from other funds of the Trust or funds of PIMCO Equity Series.

Mechanics. In connection with the Liquidations, any Class C share of a Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after such Fund has paid or provided for all of its charges, taxes, expenses and liabilities attributable to its Class C shares. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Class C shareholders of record of such Fund at the time of the Liquidation. PIMCO will bear all operational expenses in connection with the Liquidations pursuant to the Second Amended and Restated Supervision and Administration Agreement between the Trust and PIMCO.

Other Alternatives. At any time prior to the Liquidation Date, Class C shareholders of each Fund may redeem their Class C shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Purchases, Redemptions and Exchanges – Redeeming Shares” in the Prospectus. At any time prior to the Liquidation Date, shareholders may also exchange their Class C Fund shares for Class C shares of any other fund of the Trust or any fund of PIMCO Equity Series that offers that class, or for another share class of the same Fund, if eligible, without the payment of any applicable contingent deferred sales charge or front-end sales charge. These exchange privileges are described in and subject to any restrictions set forth under “Purchases, Redemptions and Exchanges – Exchanging Shares” in the Prospectus and “Distribution of Trust Shares – Purchases, Exchanges and Redemptions” in the SAI.

U.S. Federal Income Tax Matters. For taxable Class C shareholders, the automatic redemption of Class C shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a Class C shareholder may voluntarily redeem his or her Class C shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Tax Consequences” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidations.

If you have any questions regarding the Liquidations, please contact the Trust at 1-888-877-4626.

Investors Should Retain This Supplement For Future Reference

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